                                  EXHIBIT 23.1

                           Consent of BDO Seidman, LLP

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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS






Patriot Scientific Corporation
Poway, California



We hereby consent to the incorporation by reference in this Registration Statement (File No. 333-00529) of our report dated June 28, 1996, relating to the financial statements of Patriot Scientific Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1996.





                                        /s/ BDO SEIDMAN, LLP
                                        ____________________
                                            BDO Seidman, LLP

Denver, Colorado
August 15, 1996

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                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Patriot Scientific Corporation
Poway, California


We hereby consent to the incorporation by reference in this Registration Statement (File No. 333-08291) of our report dated June 28, 1996, relating to the financial statements of Patriot Scientific Corporation, appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1996.



                                       /s/ BDO SEIDMAN LLP
                                       ------------------------
                                       BDO Seidman, LLP


Denver, Colorado
August 15, 1996